                                                                    Exhibit 10.5

                          REGISTRATION RIGHTS AGREEMENT

     This Registration  Rights Agreement (this  "AGREEMENT") is made and entered into as of October  1,  2004,  by and among The  Quigley  Corporation,  a Nevada
corporation  (the  "COMPANY"),   and  the  undersigned   shareholders  (each,  a
"SHAREHOLDER" and collectively, the "SHAREHOLDERS").

                                    WHEREAS:

     A. In connection with that certain Asset Purchase and Sale Agreement by and between Joel,  Inc.  ("JOEL") and the Company (the  "PURCHASE  AGREEMENT"),  the
Company has agreed, upon the terms and subject to the conditions of the Purchase
Agreement,  to issue 113,097  shares of the Company's  common stock,  $.0005 par value  per  share  (the  "COMMON  STOCK")  to the  Shareholders  as  part of the consideration  for the Acquired  Assets (as such term is defined in the Purchase
Agreement);

     B.  To  induce  the  Shareholders  to  execute  and  deliver  the  Purchase
Agreement,  the Company has agreed to provide certain  registration rights under the  Securities  Act  of  1933,  as  amended,  and  the  rules  and  regulations thereunder,  or any similar  successor  statute  (collectively,  the "SECURITIES
ACT"), and applicable state securities laws.

     NOW,  THEREFORE,  in consideration of the premises and the mutual covenants contained  herein and other good and  valuable  consideration,  the  receipt and sufficiency of which are hereby  acknowledged,  the Company and the Shareholders hereby agree as follows.

     1.  Definitions.  Capitalized  terms used and not otherwise  defined herein that are defined in the Purchase  Agreement  shall have the meanings  given such terms in the Purchase Agreement. As used in this Agreement,  the following terms shall have the following meanings:

     "BUYBACK  DATE" means the 180th day following  the Closing Date,  PROVIDED,
HOWEVER,  that the Buyback Date shall be extended beyond the 180th day following the  Closing  Date for any time  period of delay  that is the  result  solely of
Joel's need to address any regulatory agency concerns  regarding the adequacy of
Joel's financial statements.

     "CALL RIGHT" shall have the meaning set forth in Section 2(b).

     "CASH PAYMENT" shall have the meaning set forth in Section 2(b).

     "CLOSING  DATE"  means the date on which the  closing  of the  transactions contemplated by the Purchase Agreement occurs.

     "COMMISSION" means the Securities and Exchange Commission.

     "EFFECTIVE  REGISTRATION  DATE"  means  the  date on which  the  Commission declares the Registration Statement to be effective.

     "EFFECTIVENESS  DATE"  means the  120th day  following  the  Closing  Date,
PROVIDED,  however,  that the  Effectiveness  Date shall be extended  beyond the
120th day  following  the Closing  Date for any time period of delay that is the result solely of Joel's need to address any regulatory agency concerns regarding the adequacy of Joel's financial statements.

     "EFFECTIVENESS PERIOD" shall have the meaning set forth in Section 2(a).

     "EXCHANGE ACT" means the Securities  Exchange Act of 1934, as amended,  and the rules and regulations thereunder, or any similar successor statute.

     "INDEMNIFIED PARTY" shall have the meaning set forth in Section 5(c).

     "INDEMNIFYING PARTY" shall have the meaning set forth in Section 5(c).

     "PROCEEDING"  means an action,  claim,  suit,  investigation  or proceeding
(including,  without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

     "PROSPECTUS"  means the prospectus  included in the Registration  Statement
(including,  without  limitation,  a prospectus  that  includes any  information previously omitted from a prospectus filed as part of an effective  registration statement in reliance upon Rule 430A  promulgated  under the Securities Act), as amended or supplemented by any prospectus supplement,  with respect to the terms of the  offering of any  portion of the  Registrable  Securities  covered by the
Registration  Statement,  and  all  other  amendments  and  supplements  to  the
Prospectus,  including post-effective  amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "PUT RIGHT" shall have the meaning set forth in Section 2(c).

     "REGISTRABLE  SECURITIES"  means the shares of Common Stock issued upon the closing of the transactions  contemplated by the Purchase  Agreement,  including any  securities  which may  thereafter be issued in respect of any such share of
Common Stock in the event of any stock split,  stock dividend,  recapitalization or reclassification;  share exchange,  consolidation,  merger or reorganization;
distribution   of  warrants  or  other  rights;   or  other  like  issuances  or
distributions of securities.

     "REGISTRATION  STATEMENT" means each registration  statement required to be filed  hereunder,  including the Prospectus,  amendments and supplements to such
registration   statement  or  Prospectus,   including  pre-  and  post-effective
amendments,  all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "RULE 144" means Rule 144  promulgated  by the  Commission  pursuant to the
Securities  Act, as such Rule may be amended  from time to time,  or any similar rule or regulation  hereafter adopted by the Commission having substantially the same effect as such Rule.

     "RULE 415" means Rule 415  promulgated  by the  Commission  pursuant to the
Securities  Act, as such Rule may be amended  from time to time,  or any similar rule or regulation  hereafter adopted by the Commission having substantially the same effect as such Rule.

     "TRADING MARKET" means any of the NASD OTC Bulletin Board,  NASDAQ SmallCap
Market,  the Nasdaq National Market, the American Stock Exchange or the New York
Stock Exchange.

     2. Registration.

     (a) Within 20 days  following the Closing  Date,  the Company shall prepare and use its best efforts to file with the  Commission a  Registration  Statement covering the  Registrable  Securities for an offering to be made on a continuous basis  pursuant to Rule 415.  The  Registration  Statement  shall be on Form S-3
(except  if the  Company  is not  then  eligible  to  register  for  resale  the
Registrable  Securities on Form S-3, in which case such registration shall be on another  appropriate form in accordance  herewith).  The Company shall cause the
Registration  Statement  to become  effective  and remain  effective as provided herein.  The Company shall use its  reasonable  commercial  efforts to cause the
Registration  Statement to be declared  effective  under the  Securities  Act as promptly as possible  after the filing  thereof,  but in any event no later than the Effectiveness Date. The Company shall use its reasonable  commercial efforts to keep the Registration  Statement  continuously effective under the Securities
Act  until  the date  which  is the  earlier  date of when  (i) all  Registrable
Securities  have  been  effectively  registered  under  the  Securities  Act and disposed of in accordance with the  Registration  Statement  covering them, (ii)
all  Registrable  Securities are  distributed to the public pursuant to Rule 144
(or any similar  provision then in force) under the Securities Act, or (iii) all
Registrable  Securities are otherwise freely  transferable  without  restriction under the Securities Act (the "EFFECTIVENESS PERIOD").

     (b) Following the Effective  Registration Date and upon notice of a sale by a Shareholder and confirmation by such Shareholder that he has complied with the prospectus delivery requirements, the Company shall cause its counsel to issue a opinion  to the  transfer  agent  stating  that the  shares  are  subject  to an effective registration statement and can be reissued free of restrictive legend.

     3. Registration Procedures.  If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

     (a) prepare and file with the  Commission the  Registration  Statement with respect to such Registrable  Securities,  respond as promptly as possible to any comments  received  from the  Commission,  and use its best efforts to cause the
Registration  Statement  to become and remain  effective  for the  Effectiveness
Period with respect thereto;

     (b) prepare and file with the Commission such amendments and supplements to the  Registration  Statement and the Prospectus used in connection  therewith as may be  necessary  to comply  with the  provisions  of the  Securities  Act with respect  to  the  disposition  of  all  Registrable  Securities  covered  by the
Registration  Statement and to keep such Registration  Statement effective until the expiration of the Effectiveness Period;

     (c) furnish to the  Shareholders  such  reasonable  number of copies of the
Registration  Statement and the Prospectus included therein as such Shareholders may  request  in order to  facilitate  the  public  sale or  disposition  of the

Registrable Securities covered by the Registration Statement;

     (d) list the Registrable  Securities covered by the Registration  Statement with any Trading Market on which the Common Stock of the Company is then listed;

     (e) use its  commercially  reasonable  efforts to  register  or qualify the
Registrable  Securities  covered by the Registration  Statement under such state securities  or blue  sky laws of such  jurisdictions  as such  Shareholders  may reasonably request;  PROVIDED,  HOWEVER, that the Company shall not be obligated to file any  general  consent  to  service of process or to qualify as a foreign corporation  in any  jurisdiction  in which it is not so qualified or to subject itself to taxation in connection with any such  registration or qualification of such Registrable Securities;

     (f)  immediately  notify  the  Shareholders  at any time when a  Prospectus relating  thereto is required to be delivered  under the Securities  Act, of the happening  of any event of which the Company has  knowledge as a result of which the  Prospectus  contained in such  Registration  Statement,  as then in effect, includes  an untrue  statement  of a material  fact or omits to state a material fact required to be stated therein or necessary to make the  statements  therein not misleading in light of the circumstances then existing; and

     (g) prepare and promptly file with the Commission  and promptly  notify the
Shareholders   of  the  filing  of  such   amendments  or  supplements  to  such
Registration  Statement  or  Prospectus  as  may be  necessary  to  correct  any statements  or  omissions  if, at the time when a  Prospectus  relating  to such
Registrable Securities is required to be delivered under the Securities Act, any event has  occurred  as the  result of which  any such  Prospectus  or any other
Prospectus then in effect may include an untrue  statement of a material fact or omit to state any material  fact  required to be stated  therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4. Registration Expenses. All expenses relating to the Company's compliance with Sections 2 and 3 hereof,  including,  without limitation,  all registration and filing  fees,  printing  expenses,  fees and  disbursements  of counsel  and independent  public  accountants  for the  Company,  fees of the NASD,  transfer taxes,  fees of  transfer  agents and  registrars,  fees of,  and  disbursements incurred  by, one counsel for the  Shareholders  (to the extent such  counsel is required due to Company's failure to meet any of its obligations hereunder), are called "REGISTRATION  EXPENSES." All selling commissions  applicable to the sale of Registrable  Securities,  including any fees and disbursements of any special counsel to the Shareholders beyond those included in Registration  Expenses, are called "SELLING  EXPENSES" and shall be the  responsibility of the Shareholders.
The Company shall only be responsible for all Registration Expenses.

     5. Indemnification.

     (a) In the event of a registration of any Registrable  Securities under the
Securities Act pursuant to this  Agreement,  the Company will indemnify and hold harmless the Shareholders  against any losses,  claims,  damages or liabilities,

joint or  several,  to which  the  Shareholders  may  become  subject  under the
Securities  Act or  otherwise,  insofar  as  such  losses,  claims,  damages  or liabilities  (or actions in respect  thereof) arise out of or are based upon any untrue  statement or alleged untrue  statement of any material fact contained in
any  Registration   Statement  under  which  such  Registrable  Securities  were registered  under the  Securities  Act  pursuant  to this  Agreement,  any final
Prospectus  contained therein,  or any amendment or supplement thereof, or arise out of or are based upon the  omission or alleged  omission  to state  therein a material fact required to be stated  therein or necessary to make the statements therein not misleading,  and will reimburse the  Shareholders for any reasonable legal or other expenses  incurred by them in connection  with  investigating  or defending any such loss, claim, damage, liability or action; provided,  however, that the  Company  will not be liable in any such case if and to the extent that any such  loss,  claim,  damage or  liability  arises out of or is based upon an untrue  statement or alleged untrue statement or omission or alleged omission so
made  in  conformity  with  information   furnished  by  or  on  behalf  of  the
Shareholders in writing specifically for use in any such document.

     (b) In the event of a registration of the Registrable  Securities under the
Securities  Act  pursuant  to  this  Agreement,  each of the  Shareholders  will indemnify  and hold harmless the Company,  and its officers,  directors and each other  person,  if any,  who  controls  the  Company  within the  meaning of the
Securities Act,  against all losses,  claims,  damages or liabilities,  joint or several,  to which the  Company or such  persons  may become  subject  under the
Securities  Act or  otherwise,  insofar  as  such  losses,  claims,  damages  or liabilities  (or actions in respect  thereof) arise out of or are based upon any untrue  statement or alleged  untrue  statement  of any material  fact which was furnished in writing by such  Shareholder  to the Company  expressly  for use in
(and such  information is contained in) the  Registration  Statement under which such Registrable Securities were registered under the Securities Act pursuant to this  Agreement,  any  preliminary  Prospectus  or  final  Prospectus  contained therein,  or any amendment or supplement  thereof,  or arise out of or are based upon the omission or alleged omission in information furnished in writing to the
Company by such  Shareholder  to state  therein a material  fact  required to be stated therein or necessary to make the statements  therein not misleading,  and will  reimburse  the Company and each such  person for any  reasonable  legal or other expenses  incurred by them in connection with  investigating  or defending any such loss, claim, damage, liability or action, provided,  however, that such
Shareholder  will be liable in any such case if and only to the extent  that any such loss,  claim,  damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information  furnished in writing to the Company by or on behalf of such Shareholder specifically for use in any such document.

     (c) Promptly  after  receipt by a party  entitled to claim  indemnification hereunder (an "Indemnified  Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim for  indemnification in respect thereof is to be made against a party hereto  obligated  to indemnify  such  Indemnified
Party (an  "Indemnifying  Party"),  notify  the  Indemnifying  Party in  writing thereof,  but the omission so to notify the Indemnifying Party shall not relieve it from any  liability  which it may have to such  Indemnified  Party other than under this Section 5(c) and shall only  relieve it from any  liability  which it may have to such Indemnified  Party under this Section 5(c) if and to the extent the Indemnifying  Party is prejudiced by such omission.  In case any such action shall  be  brought  against  any  Indemnified  Party  and it  shall  notify  the
Indemnifying Party of the commencement  thereof, the Indemnifying Party shall be entitled  to  participate  in and,  to the extent it shall  wish,  to assume and undertake  the defense  thereof with counsel  satisfactory  to such  Indemnified
Party,  and, after notice from the Indemnifying  Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying

Party shall not be liable to such Indemnified  Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the  Indemnified  Party shall pay all fees,  costs and expenses of such counsel, provided,  however,  that, if the defendants in any such action include both the indemnified  party and the  Indemnifying  Party and the Indemnified  Party shall have reasonably  concluded that there may be reasonable defenses available to it which are different  from or additional to those  available to the  Indemnifying
Party or if the interests of the Indemnified  Party  reasonably may be deemed to conflict with the interests of the  Indemnifying  Party,  the Indemnified  Party
shall have the right to select one  separate  counsel  and to assume  such legal defenses and otherwise to  participate  in the defense of such action,  with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

     (d) In order to provide for just and equitable contribution in the event of joint  liability  under the  Securities  Act in any case in which  either  (i) a
Shareholder makes a claim for indemnification  pursuant to this Section 5 but it is judicially  determined (by the entry of a final judgment or decree by a court of competent  jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such  indemnification may not be enforced in such case  notwithstanding  the fact that this Section 5 provides for indemnification in such case, or (ii)  contribution  under the Securities Act may be required on the part of such  Shareholder  in  circumstances  for which  indemnification  is provided under this Section 5; then, and in each such case, the Company and such
Shareholder  will  contribute  to  the  aggregate  losses,  claims,  damages  or liabilities  to which they may be subject  (after  contribution  from others) in such  proportion  as is  appropriate  to  reflect  the  relative  fault  of  the
Indemnifying  Party and the  Indemnified  Party in  connection  with the actions which resulted in such losses,  claims,  damages or liabilities,  as well as any other relevant equitable considerations. The relative fault of such Indemnifying
Party and  Indemnified  Party shall be  determined  by reference to, among other things,  whether any action in question,  including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying
Party or Indemnified Party, and the parties' relative intent, knowledge,  access to  information  and  opportunity  to correct or prevent such action;  provided, however,  that,  in any such  case,  no person or  entity  guilty of  fraudulent misrepresentation  (within  the  meaning  of  Section  10(f) of the Act) will be entitled  to  contribution  from any person or entity who was not guilty of such fraudulent misrepresentation.  The amount paid or payable by a party as a result of the losses,  claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     6. Miscellaneous.

     (a) Remedies.  In the event of a breach by the Company or by a Shareholder, of any of their respective obligations under this Agreement, each Shareholder or the Company,  as the case may be, in addition to being  entitled to exercise all rights granted by law and under this Agreement,  including  recovery of damages, will be entitled to specific performance of its rights under this Agreement.

     (b) No  Piggyback  on  Registrations.  Neither  the  Company nor any of its
security holders (other than the Shareholders in such capacity  pursuant hereto)
may include  securities of the Company in any Registration  Statement other than the  Registrable  Securities,  and the  Company  shall not after the date hereof enter into any agreement providing any such right for inclusion of shares in the
Registration  Statement  to any of its  security  holders.  The  Company has not previously  entered into any  agreement  granting any  registration  rights with respect  to any of its  securities  to any  person  that  have  not  been  fully satisfied.

     (c) Compliance.  Each Shareholder  covenants and agrees that he will comply with the prospectus delivery requirements of the Securities Act as applicable to him  in  connection  with  sales  of  Registrable  Securities  pursuant  to  the
Registration Statement.

     (d) Discontinued Disposition. Each Shareholder agrees by his acquisition of such  Registrable  Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation  Event (as defined below),  such Shareholder will forthwith discontinue  disposition of such Registrable Securities under the applicable Registration Statement until such Shareholder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is  advised  in  writing  (the  "ADVICE")  by the  Company  that  the use of the applicable  Prospectus may be resumed,  and, in either case, has received copies of any additional or supplemental  filings that are incorporated or deemed to be incorporated  by reference in such  Prospectus or  Registration  Statement.  The
Company may provide  appropriate  stop orders to enforce the  provisions of this paragraph.  For purposes of this Section 6(d), a  "DISCONTINUATION  EVENT" shall mean (i) when the  Commission  notifies  the  Company  whether  there  will be a
"review" of such Registration  Statement and whenever the Commission comments in writing on such  Registration  Statement;  (ii) any request by the Commission or any other Federal or state governmental  authority for amendments or supplements to such  Registration  Statement or  Prospectus or for  additional  information;
(iii)  the  issuance  by  the  Commission  of  any  stop  order  suspending  the effectiveness  of  such  Registration  Statement  covering  any  or  all  of the
Registrable  Securities or the initiation of any  Proceedings  for that purpose;
(iv)  the  receipt  by the  Company  of any  notification  with  respect  to the suspension of the  qualification  or exemption from  qualification of any of the
Registrable  Securities  for  sale in any  jurisdiction,  or the  initiation  or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the  financial  statements  included in such
Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated  therein by reference  untrue in any material respect or that requires  any  revisions to such  Registration  Statement,  Prospectus  or other documents so that, in the case of such Registration Statement or Prospectus,  as the case may be, it will not contain any untrue  statement of a material fact or omit to state any material  fact  required to be stated  therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company shall promptly take any and all  commercially reasonable actions necessary to rectify any Discontinuation  Event such that the use of the applicable Prospectus may be resumed.

     (e)  Piggy-Back  Registrations.  If at any time  during  the  Effectiveness
Period  there is not an  effective  Registration  Statement  covering all of the
Registrable  Securities and the Company shall determine to prepare and file with the  Commission  a  registration  statement  relating to an offering for its own account or the account of others under the  Securities  Act of any of its equity securities,  other than on Form S-4 or Form S-8 (each as  promulgated  under the
Securities Act) or their then  equivalents  relating to equity  securities to be issued solely in connection  with any  acquisition  of any entity or business or equity  securities  issuable in connection  with stock option or other  employee benefit plans, then the Company shall send to each Shareholder written notice of such determination and, if within fifteen days after receipt of such notice, any such Shareholder shall so request in writing,  the Company shall include in such registration  statement  all or any  part of such  Registrable  Securities  such
Shareholder  requests  to be  registered  to the  extent the  Company  may do so without  violating  registration  rights of others which exist as of the date of this  Agreement,  subject to customary  underwriter  cutbacks  applicable to all holders of registration  rights and subject to obtaining any required consent of any selling stockholder(s) to such inclusion under such registration statement.

     (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended,  modified or supplemented,  and waivers or consents to departures  from the provisions  hereof may not be given, unless  the  same  shall  be in  writing  and  signed  by the  Company  and  the
Shareholders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates  exclusively to the rights of certain  Shareholders and that does not directly or indirectly affect the rights of other Shareholders may be given by Shareholders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided,  however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

     (g) Notices. Any notice or request hereunder may be given to the Company or the Shareholder at the respective  addresses set forth below or as may hereafter be specified in a notice  designated  as a change of address  under this Section
6(g). Any notice or request  hereunder shall be given by registered or certified mail, return receipt requested,  hand delivery,  overnight mail, Federal Express or other  national  overnight  next day  carrier  (collectively,  "COURIER")  or telecopy  (confirmed  by mail).  Notices and  requests  shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed,  in the case of those by mail or overnight mail, deemed to have been given three (3)  business  days after the date when  deposited  in the mail or with the  overnight  mail  carrier,  in the case of a Courier,  the next business day following timely delivery of the package with the Courier,  and, in the case of a  telecopy,  when  confirmed.  The  address  for such  notices  and communications shall be as follows:

     (i) If to the Company:      The Quigley  Corporation
                                 Attention:  Guy Quigley, President
                                 P.O. Box 1349
                                 621 N. Shady Retreat Road
                                 Doylestown, PA 18901

         With a copy to:         Thomas F. J. MacAniff, Esq.
                                 Eastburn and Gray, P.C.
                                 P.O. Box 1389
                                 60 East Court Street
                                 Doylestown, PA  18901

    (ii) If to a Shareholder:    To the name and  address  set forth  under such
                                 Shareholder's  signature on the signature pages
                                 hereto.

     or  such  other  address  as may be  designated  in  writing  hereafter  in accordance with this Section 6(g) by such person.

     (h)  Successors and Assigns.  This Agreement  shall inure to the benefit of and be binding upon the successors and permitted  assigns of each of the parties and shall inure to the benefit of each  Shareholder.  The Company may not assign its rights or obligations  hereunder  without the prior written  consent of each
Shareholder.  Each Shareholder may not assign their respective  rights hereunder without the prior written consent of the Company; PROVIDED, HOWEVER, that in the event of a transfer of Registrable  Securities in which the transferor  receives no tangible consideration (such as, but not limited to, a transfer to the estate or heirs in the case of a deceased  Shareholder),  the transferee shall have all rights theretofore held by the transferor under this Agreement.

     (i)  Execution  and  Counterparts.  This  Agreement  may be executed in any number of counterparts,  each of which when so executed shall be deemed to be an original  and, all of which taken  together  shall  constitute  one and the same
Agreement.   In  the  event  that  any   signature  is  delivered  by  facsimile
transmission,  such  signature  shall create a valid  binding  obligation of the party  executing  (or on whose behalf such  signature is executed) the same with the same  force and  effect as if such  facsimile  signature  were the  original thereof.

     (j) Governing  Law. All questions  concerning the  construction,  validity, enforcement  and  interpretation  of this  Agreement  shall be  governed  by and construed and enforced in accordance with the internal laws of the  Commonwealth of  Pennsylvania,  without regard to the principles of conflicts of law thereof.
Each  party  agrees  that  all  Proceedings   concerning  the   interpretations,
enforcement and defense of the transactions contemplated by this Agreement shall be  commenced  exclusively  in the  Court  of  Common  Pleas  of  Bucks  County,
Pennsylvania.  Each party hereto  hereby  irrevocably  submits to the  exclusive jurisdiction of the Court of Common Pleas of Bucks County,  Pennsylvania for the
adjudication  of any dispute  hereunder  or in  connection  herewith or with any transaction  contemplated  hereby or discussed  herein,  and hereby  irrevocably waives,  and  agrees not to assert in any  Proceeding,  any claim that it is not personally  subject to the jurisdiction of any such court,  that such Proceeding is improper.  Each party hereto hereby  irrevocably  waives personal  service of process and consents to process being served in any such Proceeding by mailing a copy thereof via  registered  or  certified  mail or  overnight  delivery  (with evidence of  delivery)  to such party at the address in effect for notices to it under this  Agreement  and agrees that such service  shall  constitute  good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto  hereby  irrevocably  waives,  to the fullest  extent permitted  by  applicable  law,  any and all right to trial by jury in any legal proceeding  arising  out of or relating to this  Agreement  or the  transactions contemplated  hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed  by the other party for its  reasonable  attorneys  fees and other costs and expenses incurred with the investigation,  preparation and prosecution of such Proceeding.

     (k) Cumulative  Remedies.  The remedies  provided herein are cumulative and not exclusive of any remedies provided by law.

     (l) Severability.  If any term, provision,  covenant or restriction of this
Agreement is held by a court of competent  jurisdiction to be invalid,  illegal, void or  unenforceable,  the remainder of the terms,  provisions,  covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected,  impaired or  invalidated,  and the parties hereto shall use their reasonable  efforts to find and employ an alternative means to achieve the same or  substantially  the  same  result  as that  contemplated  by such  term, provision,  covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining  terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (m)  Headings.  The  headings  in this  Agreement  are for  convenience  of reference only and shall not limit or otherwise affect the meaning hereof.

     (n) Pronouns and Plurals.  All pronouns and any variations thereof shall be deemed to refer to the  masculine,  feminine,  singular or plural as the context may require.  All  references  herein to "he," "him" or "his" or "she," "her" or
"hers"  shall  be for  purposes  of  simplicity  and  are not  intended  to be a reference to a particular gender.

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     IN WITNESS  WHEREOF,  the parties have  executed this  Registration  Rights
Agreement as of the date first written above.

                                       The Quigley Corporation

                                       By: /s/ Guy Quigley
                                          --------------------------------------
                                       Name:  Guy Quigley
                                       Title: President

                                       /s/ David B. Deck
                                       -----------------------------------------
                                       David B. Deck

                                       Address:
                                       551 Blossom Trail
                                       Mt. Joy, PA 17552

                                       /s/ Cheryl K. Deck
                                       -----------------------------------------
                                       Cheryl K. Deck

                                       Address:
                                       551 Blossom Trail
                                       Mt. Joy, PA 17552

                                       /s/ Sandra K. Sattazahn
                                       -----------------------------------------
                                       Sandra K. Sattazahn

                                       Address:
                                       600 Mine Road
                                       Lebanon, PA 17042

                                       /s/ Kristin L. Deck
                                       -----------------------------------------
                                       Kristin L. Deck

                                       Address:
                                       112 Mountain Stone Drive
                                       Elizabethtown, PA 17022

                                       /s/ Andrew D. Deck
                                       -----------------------------------------
                                       Andrew D. Deck

                                       Address:
                                       327 Springton Way
                                       Lancaster, PA 17601